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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2005

                                BURKE MILLS, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
                       ----------------------------------
         (State or other jurisdiction of incorporation or organization)

0-5680                                                       56-0506342
------                                                 ----------------
(Commission File No.)               I.R.S. Employer Identification No.)

            191 Sterling Street, N.W., Valdese, North Carolina 28690
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  828 874-6341
                         ------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        SECTION 2 - FINANCIAL INFORMATION

Item 2.02  -  Results of Operations and Financial Condition.

The Company issued a press release on April 5, 2005 reporting its operating results for the fiscal year ended January 1, 2005. The text of the press release is included in this report as an exhibit.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

         (c) Exhibits. See Exhibit No. 99.1, Press Release issued April 5, 2005, attached hereto.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 5, 2005                          BURKE MILLS, INC.


                                              By:  s/Thomas I. Nail
                                              --------------------------
                                              Thomas I. Nail
                                              President and COO

                                  EXHIBIT INDEX


Exhibit No.      Description of Exhibit

  99.1           Press Release issued April 5, 2005

EXHIBIT 99.1

                                BURKE MILLS, INC.
                                   VALDESE, NC
                                  PRESS RELEASE

Burke Mills, Inc. (OTC Bulletin Board) of Valdese, North Carolina, reports operating results for the year ended January 1, 2005.

Net sales for the fourth quarter ended January 1, 2005, decreased by 2.9% to $5,661,000 compared to $5,829,000 in the fourth quarter of 2003.

The Company recorded a net loss of ($841,000) or ($0.30) per share compared to a loss of ($983,000) or ($0.36) per share, as restated in the fourth quarter of 2003.

The full year sales for the Company were $25,134,000 compared to $24,815,000 for the full year 2003. The Company recorded a loss for the year of ($1,707,000) or ($0.62) per share compared to a loss of ($1,584,000) for ($0.58) per share, as restated in 2003.

Net sales for the year 2004 increased slightly as a result of the Company expanding its sales into other fibers and adding customers. New customers accounted for approximately $1.7 million in sales, with most of these sales occurring after the first quarter of 2004. The increase in new customer sales was partially offset by a decline in sales to existing customers, who are experiencing competition from imports and credit problems.

The Company finished the year with no long-term debt or debt under its credit line. The Company's quick ratio remained strong at 2.02.

                                                    BALANCE SHEET
                                                                Restated
                                                January 1       January 3
                                                  2005            2004
                                                  ----          --------
             ASSETS
Current Assets
  Cash and cash equivalents                   $   316,745    $   147,062
  Accounts receivable                           3,064,365      2,365,284
  Inventories                                   1,640,983      1,880,477
  Prepaid expenses and other current assets       112,580         52,633
                                               ----------     ----------
Total Current Assets                            5,134,673      4,445,456
                                               ----------     ----------

Equity Investment in Affiliate                    196,300        553,180
                                                ---------     ----------

Property, plant & equipment - at cost          29,848,475     30,513,251
  Less: accumulated depreciation               23,724,193     22,450,432
                                               ----------     ----------
       Property, Plant and Equipment- Net       6,124,282      8,062,819
                                               ----------     ----------
Other Assets
  Other                                            16,575         16,575
                                               ----------     ----------
Total Assets                                  $11,471,830    $13,078,030
                                              ===========    ===========


                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Short-term debt - revolving bank line       $       -0-    $  141,514
  Accounts payable                              1,465,630       871,695
  Accrued salaries and wages                       89,847        54,050
  Other liabilities and accrued expenses          120,137       113,412
                                               ----------    ----------
        Total Current Liabilities               1,675,614     1,180,671

Net deferred tax liability                            -0-       394,000
                                               ----------    ----------
Total Liabilities                              $1,675,614    $1,574,671
                                               ----------    ----------
Commitments and contingencies

Shareholders' Equity
  Common stock, no par value
     (stated value, $.66)
     Authorized - 5,000,000 shares
     Issued and outstanding -
         2,741,168 shares                       1,809,171     1,809,171
  Paid-in capital                               3,111,349     3,111,349
  Retained earnings                             4,875,696     6,582,839
                                               ----------    ----------
         Total Shareholders' Equity             9,796,216    11,503,359
                                               ----------    ----------
                                              $11,471,830   $13,078,030
                                              ===========   ===========

                          Comparative Sales & Earnings
                     For twelve months ended January 1, 2005
                  (Amounts in thousands except per share data)


                                     Thirteen Weeks
                                         Ended                 Year-Ended
                                  ---------------------    ------------------
                                              Restated                 Restated
                                  Jan. 1      Jan. 3       Jan. 1      Jan. 3
                                  2005        2004         2005          2004
                                  ------      ------       ------       ------
Net Sales                         $5,661      $5,829      $25,134      $24,815

Cost and Expenses:
     Cost of Sales                 5,730       6,123       24,546       24,237
                                  ------      ------      -------       ------
   Gross profit (loss)               (69)       (294)         588          578

     Selling, General & Admin.
     Expenses                        626         641        2,351        2,400
   Loss on disposal of property
     assets                         (158)       (269)        (154)        (277)
                                  -------     -------     --------      -------
     Operating Loss                 (853)     (1,204)      (1,917)      (2,099)

Other Income
     Interest expense                -0-          12            1           91
     Other (income) expenses          (1)         46          (19)          (27)
                                   ------      ------      -------        ------
Total                                 (1)         58          (18)           64

Loss before income taxes &
   equity in affiliate              (852)     (1,262)       (1,899)      (2,163)
Income taxes                         (11)       (294)         (399)        (638)
                                  -------     -------       -------      -------
Loss before equity in affiliate     (841)       (968)       (1,500)      (1,525)

Equity in net loss of affiliate      -0-         (15)         (207)         (59)
                                  -------     -------      --------     --------
Net Loss                          $ (841)     $ (983)      $(1,707)     $(1,584)
                                  =======     =======      ========     ========
Basic
     Net Loss per share           $(0.30)     $(0.36)      $ (0.62)     $ (0.58)


Weighted Avg. Common
  Shares Outstanding            2,741,168    2,741,168    2,741,168    2,741,268